SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  Form 8-K/A

                          AMENDMENT TO CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 29, 1995


                               Donnelly Corporation
            (Exact name of Registrant as specified in its charter)

                                AMENDMENT NO. 2


           Michigan                  1-9716                     0493110
(State or other jurisdiction    (Commission File No.)        (IRS Employer
       of incorporation)
                                                           Identification No.)

     414 East Fortieth Street, Holland, Michigan                   49423
      (Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code: 616-786-7000

Item 7.     Financial Statements, Proforma Financial Information and Exhibits


            (a)   Financial Statements of Business Acquired

                  Subsequent to filing Form 8-K dated May 29, 1995, reporting the acquisition of an interest in Hohe GmbH & Co. K.G. ("Hohe"), it has been determined that the transaction did not involve the acquisition of "a significant amount of assets" as defined in Item 2 of Form 8-K. The cumulative investment in and advances to Hohe did not exceed 10 percent of the total assets of the Registrant and its subsidiaries consolidated at the time the transaction was completed or at the end of the Registrant's fiscal year ended July 1, 1995. As such, no additional financial statements or proforma financial information is required to be filed by the Registrant.

                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 8, 1995
                                    DONNELLY CORPORATION
                                    (Registrant)



                                    /s/ William R. Jellison
                                    William R. Jellison
                                    Vice President, Chief Financial Officer,
                                      and Treasurer